Exhibit 99.1 November 2018 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com

Forward Looking Statements The Dixie Group, Inc. • Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2

Dixie History


Dixie

THE DIXIE GROUP

- 1920 Began as Dixie Mercerizing in Chattanooga, TN
- 1990's Transitioned from textiles to floorcovering
- 2003 Refined focus on upper- end floorcovering market
- 2003 Launched Dixie Home - upper end residential line
- 2005 Launched modular tile carpet line – new product category
- 2012 Purchased Colormaster dye house – lower cost
- 2012 Purchased Crown rugs – wool rugs
- 2013 Purchased Robertex - wool carpet manufacturing
- 2014 Purchased Atlas Carpet Mills – high-end commercial business
- 2014 Purchased Burtco - computerized yarn placement for hospitality
- 2016 Launched Calibré luxury vinyl flooring in Masland Contract
- 2017 Launched Stainmaster® LVF in Masland and Dixie Home
- 2018 Launched engineered wood in our Fabrica brand
- 2018 Unified Atlas and Masland Contract into single business unit

3

Dixie Today • Commitment to brands in the upper- end market with strong growth potential. • Diversified between Commercial and Residential markets. • Diversified customer base (TTM Basis) – Top 10 carpet customers • 17% of sales – Top 100 carpet customers • 30% of sales 4

Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling. • New construction is a smaller effect. • Dixie is driven by the wealth effect. • The stock market and consumer confidence. • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures. • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer. 5

New and Existing Home Sales Seasonally Adjusted Annual Rate • “This is the lowest existing New 1,000 Existing 1,000 home sales level since 800 6,000 November 2015. A decade’s high mortgage rates are preventing 750 consumers from making quick decisions on home 700 5,500 purchases. All the while, affordable home listings 650 remain low, continuing to spur underperforming sales 600 5,000 activity across the country. • There is a clear shift in the 550 market with another month of rising inventory on a year 500 4,500 over year basis, though seasonal factors are 450 leading to a third straight month of declining 400 4,000 inventory.” Lawrence Yun 350 Chief Economist National Association of 300 3,500 Realtors Jan '13 Jan '14 Jan '15 Jan '16 Jan '17 Jan '18 October 19, 2018 6 Source: National Association of Realtors (existing) and census.gov/newhomesales

Residential and Commercial Fixed Investment 7

The Industry as compared to The Dixie Group Source: U.S. Bureau of Economic Analysis and Company estimates 8

2017 U.S. Flooring Manufacturers Flooring $ in Flooring Market Carpet & Rug Leaders millions % Shaw (Berkshire Hathaway) 4,642 20.9% Mohawk (MHK) 5,190 23.3% Engineered Floors (Private, Bought Beaulieu 10-2017, sales combined) 885 4.0% Interface (TILE) 516 2.3% Dixie (DXYN) 365 1.6% Imports & All Others 10,664 47.9% U.S. Carpet & Rug Market 22,262 100.0% Source: Floor Focus - Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber 9

Dixie versus the Industry 2018 TTM Third Quarter 2018 TTM Third Quarter U.S. Carpet Dixie sales & Rug Market of $10.6 billion High End Commercial, 27% Commercial, 42% High End Residential, 58% Residential, 73% Source: Floor Covering Weekly and Dixie Group estimate 10

Carpet Growth Dixie Market Share in Dollars and Units 11

Industry Positioning The Dixie Group • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven 12

Residential Brand Positioning The Dixie Group ESTIMATED WHOLESALE MARKET PRICE FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS OR SALES DOLLARS Masland TOTAL MARKET: SQUARE YARDS SQUAREMARKET: YARDS TOTAL Dixie Home Fabrica $0 $8 $14 $21 $28 $35 $42 $49 INDUSTRY AVERAGE PRICE / SQ YD FOR CARPETS AND RUGS Note: Market share data based on internal company estimates – Industry average price based on sales reported through industry sources 13

Dixie Group High-End Residential Sales All Residential Brands Sales by Brand for 2018 TTM Third Quarter Fabrica Masland Dixie Home 14

Dixie Group High-End Residential Sales All Brands Sales by Channel for 2018 TTM Third Quarter Specialty - OEM Commercial Builder Mass Merchant Retailer Designer The company believes that a significant portion of retail sales also involve a designer. 15

DIXIE HOME

THE DIXIE GROUP



- Well-styled moderate to upper priced residential broadloom line
  - Known for differentiated pattern and color selection
- Dixie Home provides a "full line" to retailers
  - Sells specialty and mass merchant retailers
- Growth initiatives
  - Stainmaster® Tru Soft ™ Fiber Technology
  - Stainmaster® PetProtect ® Fiber Technology

16

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 22% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Stainmaster® PetProtect ® Fiber Technology – Wool products in both tufted and woven constructions 17

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 31% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – Began shipment of Fabrica Fine Wood Flooring, a sophisticated collection of refined “best in class” wood ﬂooring products. 18

Commercial Market Positioning The Dixie Group • We focus on the “high-end specified soft floorcovering contract market” • Our Atlas products – Designer driven focused on the fashion oriented market space • Our Masland Contract products – Broad product line for diverse commercial markets • Our Masland eNergy products – Sells “main street commercial” through retailers • Our Masland Residential and Atlas Masland Contract sales forces – Designers and select commercial retailers 19

• “The consolidation of Atlas and Masland Contract provides an exciting opportunity for us to become a greater resource to our customers in the hyper competitive commercial flooring market. • Atlas | Masland has become a comprehensive resource to the commercial flooring customer. Whether a project calls for broadloom carpet, modular carpet tile, area rugs, walk off material or luxury vinyl flooring, we have the product and expertise to service any market segment.” – as quoted by David Hobbs, President of Atlas | Masland Contract 20

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Masland Contract Modular Carpet Tile – Masland Hospitality using “computerized yarn placement” technology – Calibré Luxury Vinyl Tile 21

Sales by Channel for 2018 TTM Third Quarter Health Care Other Gov't Store Planning Corporate Hospitality Education Channels: Interior Design Specifier and Commercial End User 22

Dixie Group Sales $ in millions Net Sales 450 422 412 412 407 397 400 345 350 331 321 300 283 270 266 250 231 205 200 150 100 50 0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 TTM Q3 2018 *2016 had 53 weeks. 23

Sales & Operating Income
$ in millions

THE DIXIE GROUP

Annual	Y 2007	Y 2008	Y 2009	Y 2010	Y 2011	Y 2012	Y 2013	Y 2014	Y 2015	Y 2016	Y2017	TTM
Net Sales	321	283	203	231	270	266	344	407	422	397	412	412
Net Income (Loss)	6.2	(31.5)	(42.2)	(4.7)	1.0	(0.9)	5.3	(1.4)	(2.4)	(5.3)	(9.6)	(17)
Operating Income	16.7	(28.5)	(45.4)	(2.6)	5.7	1.8	8.9	(5.2)	2.0	(3.4)	4.0	(3)
Non-GAAP Adjusted Op. Incom	16.7	1.5	(8.4)	(1.0)	5.1	3.5	16.4	4.7	4.9	(2.0)	4.6	1
EBITDA	29.2	(14.7)	(32.1)	8.4	14.8	11.2	18.7	16.9	15.9	10.0	16.6	9.1
Non-GAAP Adjusted EBITDA	29.7	15.5	5.3	10.3	14.5	13.2	26.5	17.7	19.0	11.5	17.5	13.9

Change Yr / Yr												
Net Sales	107.8	89.2	105.3	100.3	102.6	97.5	107.2	102.7	105.1	98.9	106.4	101.6
Net Income (Loss)	(0.5)	(4.8)	1.7	0.5	(2.7)	(0.6)	1.1	(0.6)	(9.5)	(2.9)	(1.8)	(3.0)
Operating Income	1.2	(5.8)	3.4	1.9	(2.9)	0.6	3.2	0.8	(0.6)	(1.5)	(0.2)	(1.2)
Non-GAAP Adjusted Op. Incom	1.9	(4.4)	3.8	1.9	(3.3)	0.6	3.2	0.8	0.0	(1.3)	2.0	0.7
EBITDA	4.4	(2.4)	6.8	5.3	0.3	3.8	6.2	4.0	2.7	1.6	3.0	1.9
Non-GAAP Adjusted EBITDA	5.1	(0.9)	7.1	5.3	0.0	3.8	6.3	4.0	3.4	1.8	5.0	3.8

Change Year over Year	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Net Sales	3.2	(6.6)	(4.6)	(8.6)	(5.2)	8.3	1.9	2.4	2.5	1.3	(0.7)	(1.1)
Net Sales % Change	3.1%	-6.9%	-4.2%	-7.9%	-4.8%	9.3%	1.8%	2.3%	2.4%	1.4%	-0.7%	-1.1%
Net Income (Loss)	4.7	(2.3)	1.2	0.5	(2.2)	4.2	(0.6)	(1.1)	(6.8)	(2.3)	(2.9)	(2.4)
Operating Income	5.7	(3.2)	1.2	0.7	(4.1)	6.5	(0.2)	(1.1)	2.3	(2.1)	(3.3)	(1.9)
Non-GAAP Adjusted Op. Incom	2.6	(2.5)	0.8	0.0	(5.2)	5.1	(0.6)	(1.1)	3.3	(1.9)	(1.2)	(0.1)
EBITDA	6.9	(3.2)	1.0	0.4	(4.1)	6.2	(0.6)	(1.3)	2.4	(2.2)	(3.3)	(2.1)
Non-GAAP Adjusted EBITDA	2.3	(2.7)	0.4	(0.2)	(5.1)	4.8	(0.8)	(1.3)	3.3	(2.0)	(1.4)	(0.2)

Note: Non-GAAP reconciliation starting on slide 27

24

Current Business Conditions 2018 Initiatives • We have consolidated our two commercial brands, Masland Contract and Atlas, under one management, sharing operations in marketing, product development, manufacturing, and consolidation of sales forces. • We announced our Profit Improvement Plan anticipating cost reductions in 2018 of over $11 million by the time it is completed in mid 2019. • We have placed over 1,800 displays of Stainmaster PetProtect® luxury vinyl flooring through our Masland and Dixie Home residential brands. • We are launching 150 new residential products for 2018. • We began shipping our newly revamped Masland eNergy™ main street commercial product line. Our eNergy™ products are well styled and feature type 6,6 nylon delivering the performance required by the most demanding segments of the commercial market. • Our floorcovering sales for the first 5 weeks of the quarter are down mid- single digits versus the same period in 2017. Sales for our residential business are up for the first 5 weeks while our commercial business is behind compared to this same period last year. 25

Non-GAAP Information Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 3) The company defines Adjusted Income from Continuing Operations as net income plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined , all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 5) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6) The company defines Non-GAAP Earnings per Share (EPS) as the adjusted operating income less Interest and other expense, tax adjusted at a 35% rate, and divided by the number of fully diluted shares. (Note 7) The Company defines Net Sales as Adjusted as net sales less the last week of sales in a 53 week fiscal year. (Note 8) The Company defines Non-GAAP earnings per Share (EPS) for the Jobs Cut and Tax Act of 2017 as Net Income less discontinued operations minus the effect of the tax act and divided by the number of fully diluted shares. (Note 9) 27

Non-GAAP Information

THE DIXIE GROUP

Non-GAAP Gross Profit	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
	Three Months Ended										
Net Sales	89,234	105,316	100,297	102,606	97,541	107,187	102,650	105,084	98,858	106,438	101,562
Gross Profit	19,506	28,242	25,831	21,846	25,161	28,426	24,857	22,769	21,580	25,144	21,887
Plus: Unusual Workers Comp	-	-	-	-	-	-	-	-	-	450	-
Plus: Inventory write off for PIP	-	-	-	-	-	-	-	-	-	-	963
Plus: Business integration expense	-	-	-	-	-	-	-	-	-	-	-
Plus: Amortization of inventory step up	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP Adj. Gross Profit (Note 1)	19,506	28,242	25,831	21,846	25,161	28,426	24,857	22,769	21,580	25,594	22,850
Gross Profit as % of Net Sales	21.9%	26.8%	25.8%	21.3%	25.8%	26.5%	24.2%	21.7%	21.8%	23.6%	21.6%
Non-GAAP Adj. Gross Profit % of Net Sales	21.9%	26.8%	25.8%	21.3%	25.8%	26.5%	24.2%	21.7%	21.8%	24.0%	22.5%

Non-GAAP S,G&A	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Net Sales	89,234	105,316	100,297	102,606	97,541	107,187	102,650	105,084	98,858	106,438	101,562
Selling and Administrative Expense	23,666	24,320	23,774	25,223	24,481	25,261	24,044	22,384	23,120	23,801	23,033
Plus: Business integration expense	-	-	-	-	-	-	-	-	-	-	-
Less: Acquisition expenses	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP Adj. Selling and Admin. Expense	23,666	24,320	23,774	25,223	24,481	25,261	24,044	22,384	23,120	23,801	23,033
S,G&A as % of Net Sales	26.5%	23.1%	23.7%	24.6%	25.1%	23.6%	23.4%	21.3%	23.4%	22.4%	22.7%
Non-GAAP S,G&A as % of Net Sales (Note 2)	26.5%	23.1%	23.7%	24.6%	25.1%	23.6%	23.4%	21.3%	23.4%	22.4%	22.7%

28

Non-GAAP Operating Income	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Net Sales	89,234	105,316	100,297	102,606	97,541	107,187	102,650	105,084	98,858	106,438	101,562
Operating income (loss)	(5,840)	3,403	1,916	(2,894)	628	3,179	767	(608)	(1,515)	(165)	(1,179)
Plus: Unusual Workers Comp	-	-	-	-	-	-	-	-	-	450	-
Plus: Legal Settlement	-	-	-	-	-	-	-	-	-	1,514	-
Plus: Inventory write off for PIP	-	-	-	-	-	-	-	-	-	-	963
Plus: Profit improvement plans	1,413	403	(1)	(359)	-	-	2	634	216	190	529
Plus: Impairment of assets	-	-	-	-	-	-	-	-	-	-	349
Non-GAAP Adj. Op. Income(Loss)(Note 3)	(4,427)	3,806	1,915	(3,253)	628	3,179	769	26	(1,299)	1,989	662
Operating income as % of net sales	-6.5%	3.2%	1.9%	-2.8%	0.6%	3.0%	0.7%	-0.6%	-1.5%	-0.2%	-1.2%
Adjusted operating income as a % of net sales	-5.0%	3.6%	1.9%	-3.2%	0.6%	3.0%	0.7%	0.0%	-1.3%	1.9%	0.7%

Non-GAAP Income from Continuing Operations	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Net income (loss) as reported	(4,767)	1,677	534	(2,722)	(604)	1,103	(558)	(9,496)	(2,907)	(1,815)	(2,962)
Less: (Loss) from discontinued, net tax	(10)	62	(39)	(84)	(29)	(123)	(11)	(69)	(23)	157	(40)
Income (loss) from Continuing Operations	(4,757)	1,615	573	(2,638)	(575)	1,225	(546)	(9,426)	(2,884)	(1,972)	(2,922)
Plus: Acquisition expenses	-	-	-	-	-	-	-	-	-	-	-
Plus: Unusual Workers Comp	-	-	-	-	-	-	-	-	-	450	-
Plus: Legal Settlement	-	-	-	-	-	-	-	-	-	1,514	-
Plus: Inventory write off for PIP	-	-	-	-	-	-	-	-	-	-	963
Plus: Profit improvement plans	1,413	403	(1)	(359)	-	-	2	634	216	190	529
Plus: Impairment of assets	-	-	-	-	-	-	-	-	-	-	349
Plus: Tax effect of above	(537)	(153)	0	136	-	-	(1)	(241)	-	-	-
Plus: Tax credits, rate chng and val. allow.	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP Adj. (Loss)/Inc from Cont. Ops(Note 4)	(3,881)	1,865	572	(2,861)	(575)	1,225	(545)	(9,033)	(2,668)	182	(1,081)
Adj diluted EPS from Cont. Op's	(0.25)	0.12	0.04	(0.18)	(0.04)	0.08	(0.03)	(0.58)	(0.17)	0.01	(0.07)
Wt'd avg. common shares outstanding - diluted	15,600	15,783	15,744	15,659	15,673	15,826	15,707	15,707	15,851	15,864	15,786

29

Non-GAAP EBIT and EBITDA	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Net income (loss) as reported	(4,767)	1,677	534	(2,722)	(604)	1,103	(558)	(9,496)	(2,907)	(1,815)	(2,962)
Less: (Loss) from discontinued, net tax	(10)	62	(39)	(84)	(29)	(123)	(11)	(69)	(23)	157	(40)
Plus: Taxes	(2,415)	451	27	(1,685)	(163)	570	(181)	7,283	(166)	(26)	82
Plus: Interest	1,324	1,333	1,312	1,423	1,362	1,357	1,486	1,535	1,533	1,642	1,664
Non-GAAP Adjusted EBIT (Note 5)	(5,848)	3,399	1,912	(2,900)	624	3,153	759	(608)	(1,517)	(356)	(1,176)
Plus: Depreciation and amortization	3,498	3,325	3,410	3,282	3,210	3,196	3,213	3,328	3,143	3,164	3,089
Non-GAAP EBITDA from Cont Op	(2,350)	6,724	5,322	382	3,834	6,349	3,972	2,720	1,626	2,808	1,913
Plus: Unusual Workers Comp	-	-	-	-	-	-	-	-	-	450	-
Plus: Legal Settlement	-	-	-	-	-	-	-	-	-	1,514	-
Plus: Inventory write off for PIP	-	-	-	-	-	-	-	-	-	-	963
Plus: Profit improvement plans	1,413	403	(1)	(359)	-	-	2	634	216	190	529
Plus: Impairment of assets	-	-	-	-	-	-	-	-	-	-	349
Non-GAAP Adj. EBITDA (Note 5)	(937)	7,127	5,321	23	3,834	6,349	3,974	3,354	1,842	4,962	3,754
Non-GAAP Adj. EBITDA as % of Net Sales	-1.1%	6.8%	5.3%	0.0%	3.9%	5.9%	3.9%	3.2%	1.9%	4.7%	3.7%

Non-GAAP Free Cash Flow	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Non-GAAP Adjusted EBIT (from above)	(5,848)	3,399	1,912	(2,900)	624	3,153	759	(608)	(1,517)	(356)	(1,176)
Times: 1 - Tax Rate = EBIAT	(3,626)	2,107	1,185	(1,798)	387	1,955	470	(377)	(1,517)	(356)	(1,176)
Plus: Depreciation and amortization	3,498	3,325	3,410	3,282	3,210	3,196	3,213	3,328	3,143	3,164	3,089
Plus: Non Cash Impairment of Assets, Goodwill	-	-	-	-	-	-	-	-	-	-	349
Minus: Net change in Working Capital	(4,671)	(3,330)	927	(9,831)	10,906	6,247	11,135	(4,902)	2,138	5,416	2,356
Non-GAAP Cash from Operations	4,543	8,762	3,668	11,315	(7,309)	(1,096)	(7,452)	7,853	(512)	(2,608)	(94)
Minus: Capital Expenditures	1,218	1,020	1,357	1,736	3,778	2,733	5,731	1,340	752	745	1,627
Minus: Business / Capital acquisitions	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP Free Cash Flow (Note 6)	3,325	7,742	2,311	9,579	(11,087)	(3,829)	(13,183)	6,513	(1,264)	(3,353)	(1,721)

30